                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ---------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                      January 13, 2004 (January 6, 2004)


                           COMMUNITY BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                      0-16461                 63-0868361
(State or Other Jurisdiction of     (Commission File          (I.R.S. Employer
        Incorporation)                   Number)           Identification Number)

                               68149 MAIN STREET
                          BLOUNTSVILLE, ALABAMA 35031
                    (Address of Principal Executive Offices)

                                 (205) 429-1000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed From Last Report)

ITEM 5.  OTHER EVENTS

         On January 6, 2004 the Circuit Court of Blount County, Alabama, entered an Order denying approval of a pro tanto settlement of the lawsuits styled Benson et al. v. Community Bancshares, Inc. et al and Packard et al v. Sheffield Electrical Contractors, Inc. et al. A copy of the Order is filed as
Exhibit 99.1 hereto, which is incorporated herein by reference. The Company's Management and Board of Directors believed the proposed settlement to be in the best interest of the Company's shareholders, and the proposed settlement was acceptable to the plaintiffs and their attorneys, the Company's insurance carrier and Community Bank's primary regulatory authority.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is filed herewith:

Exhibit Number   Description
--------------   -----------
99.1             Order of the Circuit Court of Blount County, Alabama dated January 6, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCSHARES, INC.


By: /s/ Patrick M. Frawley
    ----------------------------------
    Patrick M. Frawley
    Chairman, Chief Executive Officer and President


Date: January 13, 2004

EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
99.1             Order of the Circuit Court of Blount County, Alabama dated January 6, 2004